FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

SETTLEMENT PERIOD:  JAN-99         PAYMENT DATE:  2/16/99
AS OF THE RECORD DATE:
Series C Invested Amount ..................................................     $  135,000,000
Series C Pool Factor ......................................................     1.000000000000

Series D (Class A and B) Invested Amount ..................................     $  109,260,000
Series D (Class A and B) Pool Factor ......................................     1.000000000000

Subordinated Series 1995-1 Invested Amount ................................     $   30,000,000
Subordinated Series 1995-1 Pool Factor ....................................     1.000000000000

Variable Funding Certificate (VFC) Invested Amount ........................     $   28,000,000

FOR THE SETTLEMENT PERIOD:                                                                         PER $1,000
                                                                                                   ----------
Gross Collections for the Settlement Period ...............................     $  223,586,731     $   739.72
Defaulted Amount for the Settlement Period ................................                  0           0.00
Recoveries for the Settlement Period ......................................             12,929           0.04

CERTIFICATE/FEE DISTRIBUTION ON: 2/16/99

     Interest on the Series C Certificates ................................     $   640,800.00     $     2.12
     Interest on the Series D - Class A Certificates ......................         464,888.89           1.54
     Interest on the Subordinated Series 1995-1 Certificates ..............         158,666.67           0.52
     Interest on the Series D - Class B Certificates ......................          47,328.89           0.16
     Principal of the Series C Certificates ...............................               0.00           0.00
     Principal of the Series D - Class A Certificates .....................               0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates .............               0.00           0.00
     Principal of the Series D - Class B Certificates .....................               0.00           0.00
     Servicing Fee ........................................................         588,417.44           1.95
                                                                                --------------     ----------
                         Total of distributions ...........................     $ 1,900,101.89     $     6.29
                                                                                ==============     ==========
VFC ACTIVITY FOR THE JANUARY 1999 SETTLEMENT PERIOD:
     Beginning principal of the Variable Funding Certificate ..............     $25,000,000.00
     Principal from the Variable Funding Certificateholder ................      15,000,000.00
     Principal to the Variable Funding Certificateholder ..................     (12,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate .................     $28,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .......................     $   106,554.99     $    0.35
     Liquidity Fees for the Settlement Period for the VFC .................          17,482.57          0.06
                                                                                --------------     ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ......     $   124,037.56     $    0.41
                                                                                ==============     ==========
AS OF THE END OF THE JANUARY 1999 SETTLEMENT PERIOD:
Subordinated Amounts:
    Series C Certificates .................................................     $   31,666,667
    Series D - Class A Certificates .......................................     $   23,456,790
    Variable Funding Certificate  (VFC) ...................................     $    6,567,901
Aggregate Subordinated Transferor Amount ..................................     $   39,276,723

Cash Collateral Account balance ...........................................     $            0
Collection Account balance ................................................     $    2,164,000
Excess Funding Account balance ............................................     $    6,100,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending February 15th.
  -   The Series C Certificate Rate was 5.3400% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.2300% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 5.9500% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 5.7500% for this Interest Accrual Period.